EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Forsyth Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy D. Foreman, Principal Financial and Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Company's Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Periodic Report"), to which this Certification is attached as Exhibit 32.2, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Timothy D.  Foreman
-------------------------------

Timothy D. Foreman
Principal Financial and Accounting Officer and Treasurer
March 30, 2004



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